SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           ___________________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) November 30, 2001


                      ORION DIVERSIFIED TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in Charter)


    New Jersey                    0-4006                       22-1637978
(State or other jurisdiction   (Commission                   (IRS Employer
 of incorporation)              File Number)             Identification Number)


             630 Shored Road, Suite 505, Long Beach, New York 11561
               (Address of principal executive office) (zip Code)


       Registrant's telephone number, including area code: (516) 431-1942


                                 Not Applicable
         (Former name and former address, as changed since last report)


The Exhibit Index required by Item 601 of Regulations S-K appears on Page 3 of this Report.



ITEM 1. Changes in Control of Registrant

On November 30, 2001, and in consideration of the sum of $35,000, Joseph Petito, the Registrant's President and principal stockholder ("Petito"), entered into a written option agreement with James T. Patten (the "Option Holder") wherein the Option Holder was granted the exclusive and assignable option (the "Option") to purchase an aggregate of 684,584 issued and outstanding shares of the
Registrant's common stock (the "Option Shares") owned of record by Petito. The Option is exercisable at any time prior to March 1, 2002. The exercise price of the Option was an aggregate of $33,458, or approximately $.049 per Option Share. As of the date of the Option Agreement, the Option Shares represented an approximate 36% equity interest in the Registrant. Pending the Option Holder's exercise of the Option, the Option Shares were placed in escrow with the Registrant's transfer agent as escrow agent.

The Option Agreement provided that the closing of the Option and the Option Holder's exercise of the Option were subject to the following conditions precedent:

 1.   Petito's execution  and  delivery  of a written  Settlement Agreement with the Registrant wherein Petito agreed to accept $75,000 in full compromise and settlement of the Registrant's $123,862 obligation to Petito for accrued and unpaid compensation ($78,000) and advances to the Registrant ($45,862). The Settlement Agreement also provided for the Registrant's payment of $25,400 to settle all existing liabilities appearing on its financial statements. Petito agreed to be solely responsible for any liabilities in excess of $25,400; and

2. The delivery to the Option Holder of evidence of the Registrant's filing with the Securities and Exchange Commission of a Form 10-KSB for the fiscal year ended April 30, 2001; and

3. The delivery to the Option Holder of evidence of the Registrant's filing with the Securities and Exchange Commission of a Form 10-QSB for the three months ended July 31, 2001; and October 31, 2001

4. The delivery to the Option Holder of the resignation of Irwin Lampert and Petito as an executive officers and directors of the Registrant and the seriatim nomination and election of Irwin Pearl and Thomas F. Regan as directors of the Registrant; and

5. The delivery to the Option Holder of evidence of the election of Irwin Pearl as the Registrant's President and Chief Financial officer; and the election of Thomas F. Regan as the Registrant's Secretary; and


6. The delivery to the Option Holder of a form of general release of the Registrant from David and Harry Sackler and The Sackler Group II, Inc., individuals and an entity that on June 6, 2001 entered into a written stock purchase agreement with Petito. The stock purchase agreement was terminated by the Registrant on July 25, 2001 and reported in the Registrant's Form 8-KSB Current Report dated August 13, 2001. On November 30, 2001, the resignations of Messrs. Petito and Lampert, and election of Messrs. Pearl and Regan took place. The same constituted a change of the Registrant's management and may be deemed to constitute a change of control of the Registrant. In addition, the Option Holder's exercise of the Option and the purchase of the Option Shares may, upon the occurrence thereof, also constitute a change of control of the Registrant. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits (c) Exhibits

                  10(j)    Option Agreement dated November 30, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

Dated: Long Beach, New York
       March 6, 2002

                                            ORION DIVERSIFIED TECHNOLOGIES, INC.



                                            BY:/s/Irwin Pearl
                                               --------------
                                               IRWIN PEARL,  President



James T. Patten
--------------------------------------------------------------------------------

                                                        P.O. Box 682
                                                        Bernardsville, NJ 07924
                                                       (973) 543-0400

November 30, 2001

Mr. Joseph Petito, President
Orion Diversified Technologies, Inc.
53 West Hills Road
Huntington Station, NY 11746

Re: Purchase of Common Stock of
      Orion Diversified Technologies, Inc.

Dear Mr. Petito:

This letter agreement (the "Agreement") will serve to confirm our prior conversations and negotiations concerning the acquisition by James T. Patten and/or one or more entities or persons designated by him or affiliated with him (the "Investor") of aggregate of 684,584 issued and outstanding shares of common stock, $.01 par value per share (the "Shares"), of Orion Diversified Technologies, Inc., a publicly owned and traded New Jersey corporation ("ORDT") with a class of securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the"34 Act") owned of record by Joseph Petito ("Petito). The Shares represent an approximate 37% equity interest in ORDT as of the date of this Agreement. Petito and the Investor are collectively referred to as the "Parties" and individually as a "Party".

In this regard, and in consideration for the mutual benefit derived herefrom and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged and accepted, the Parties hereby agree as follows:

1.   Option to Purchase the Shares.

     A. Grant of Option. Petito hereby irrevocably grant to the Investor and the Investor hereby accepts, the exclusive and irrevocable option to acquire the Shares (the "Option") at the Exercise Price ( as that term is hereinafter defined) at any time during the period commencing with the execution of this Agreement and terminating at 5:00 pm Eastern Standard Time on the one hundred and twentieth (120th) day following the execution of this Agreement ( the "Option Period"). In consideration for the Option, the Investor hereby agrees to pay to Petito the total sum of Thirty Five Thousand ($35,000) Dollars within five (5) days following the execution of this Agreement (the "Option Fee").


     B. Exercise of the Option. The Option shall be exercisable by the Investor furnishing Petito with written notice of his intention to exercise the same (the "Option Notice"). The Option Notice shall set a closing date not more than five days after the date of the Option Notice but not later than the last day of the Option Period, where the purchase of the Shares shall take place (the "Closing Date") . On the Closing Date, the purchase of the Shares shall take place at the offices of Continental Stock Transfer and Trust Company, ORDT's transfer agent, Attention Mr. Roger Bernhammer, Vice President, 17 Battery Place, 9th Floor, New York, NY 10004. In the event the Investor fails to exercise the Option and set a Closing Date before the expiration of the Option Period, Petito shall be entitled to retain the Option Fee without further notice to the Investor and this Agreement shall thereafter be and be deemed to be null and void and of no further force or effect. Until and unless the Investor exercises the Option and purchases the Shares on the Closing Date, Petito shall vote the Shares for all purposes and shall be entitled to receive any and all dividends declared and paid thereon.

     C. Exercise Price. Petito and the Investor hereby agree and consent that, during the Option Period, and at the closing on the Closing Date (the "Closing") the Investor shall be entitled to acquire the Shares in consideration of $33,458 or approximately $.049 per Share (the "Consideration").

     D. Payment of the Exercise Price. The Consideration shall be paid in cash against delivery of the Shares, registered in such name or names as the Investor shall designate to Petito and to Continental Stock Transfer and Trust Company, ORDT's transfer agent, Attention Mr. Roger Bernhammer, Vice President, 17 Battery Place, 9th Floor, , New York, NY 10004 (the "New Escrowee"), at least five business days prior to the Closing. By virtue of their respective execution of this Agreement, the Parties hereby acknowledge and accept that the Option Fee together with the Consideration represents a fair, just and reasonable price for a block of restricted securities of ORDT, a company without any material assets or any business operations. In the event the Investor elects not to have the certificates representing the Shares transferred or in the event such transfer is impracticable for any reason, all certificates representing the Shares and delivered to the Investor at the Closing shall be accompanied by a separate stock power endorsed in blank with Medallion signature guaranteed.

2.   Escrow Deposits of the Shares.

     A. Old Escrow Agreement. Pursuant to an escrow agreement dated June 21, 2001 (the "Escrow Agreement") between Petito and Todtman, Nachamie, Spizz & Johns, P.C., a New York professional service corporation with offices at 425 Park Avenue, New York, NY 10022 (the "Old Escrowee"), Petito has deposited with the Old Escrowee certificates representing an aggregate of 684,584 Shares. All certificates representing the Shares were accompanied by stock powers endorsed in blank with Medallion signature guaranteed by the Dime savings Bank of New York (the "Stock Powers"). A copy of the Escrow Agreement is annexed hereto as Exhibit "A" and hereby incorporated herein by reference. Simultaneously with the execution of this Agreement, Petito shall execute the Letter of Instruction annexed hereto as Exhibit "B" (the "Authorization Letter") authorizing and instructing the Old Escrowee to deliver all certificates representing the Shares together with the Stock Powers to the New Escrowee. Petito covenants and agrees to cause the Old Escrowee to comply with the requirement of the Authorization Letter as soon as practicable following its receipt of the Authorization Letter.

     B. New Escrow Agreement. Simultaneously with the execution of this Agreement, Petito shall execute the form of escrow agreement with the New Escrowee annexed hereto as Exhibit "C" and hereby incorporated herein by reference the "New Escrow Agreement').



3. Standstill Provisions. Until the earlier of the Investor's exercise of the Option and purchase of the Shares at the Closing or March 31, 2002, neither Petito nor any of his affiliates, nor ORDT's Board of Directors nor stockholders will: (i) make or encourage any offer or enter into any understanding or agreement for the option, purchase, pledge or hypothecation of the Shares or other acquisition of any capital stock of ORDT; (ii) entertain or pursue any unsolicited offer for any such transaction; (iii) furnish to any person or entity (other than the Investor, and his authorized agents and representatives) any nonpublic information concerning ORDT or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate a possible reverse merger business combination transaction; (iv) original issue of any shares of common stock; (v) declare or pay any dividends; or (vi) pay any pension or severance pay to an executive officer. Petito hereby acknowledges that the breach of any of the provisions of this Section 3 will be a fundamental and material breach of this Agreement, entitling the Investor to redress the same via injunctive relief as hereinafter provided in Section 10.

4. Representations, Warranties and Covenants of Petito. Petito, by virtue of his execution of this Agreement, hereby represents and warrants to and covenants with the Investor as follows:

     A. Petito is the sole record and beneficial owner of 684,584 Shares and has the power and right to grant the Option to as well as sell and deliver the Shares to the Investor. The Shares are duly and validly issued, fully paid, non-assessable, and are free and clear of any and all liens, claims and encumbrances of any kind, nature or description;

     B. Petito has full power, right and authority in his own behalf to execute and perform this Agreement in the time and manner contemplated; and to grant the Option to the Investor and to sell the Shares made the subject hereof. The execution and performance of this Agreement and the delivery of the Shares will not result in a breach of or violate the provisions of any contract or agreement to which Petito or ORDT is a party or to which the Shares or ORDT are or may be the subject;

     C. Prior to the Closing, Petito hereby covenants and agrees to utilize his best efforts to aid and assist and/or cooperate with ORDT in its preparation and filing and presentation to the Investor of written evidence of the acceptance by the Securities and Exchange Commission of: (i) ORDT's Form 10-KSB for the fiscal year ended April 30, 2001 including audited financial statements and notes thereto covering the two most recent fiscal years including income statements, balance sheets and statements of cash flow and stockholders equity; and (ii) ORDT's Form 10-QSB for the three months ended July 31, 2001. Petito acknowledges and accepts that ORDT has allocated an aggregate of $25,400 towards the payment of all current liabilities existing as of the date of this Agreement;

     E. Prior to the Closing, Petito shall execute the written Settlement Agreement in the form annexed hereto as Exhibit "D" and hereby incorporated herein by reference (the "Settlement Agreement"). The Settlement Agreement shall provide for Petito's acceptance of the sum of $75,000 from ORDT as a full, fair and complete compromise and settlement of ORDT's $123,862 obligation to Petito for accrued and unpaid compensation ($78,000) and advances to ORDT ($45,862). The $75,000 shall be paid at the rate of $25,000 per month commencing on the 30th day following the date of the Closing. Upon the payment of the last $25,000 installment, Petito hereby covenants and agrees to execute and deliver a form of general release to ORDT. The Settlement Agreement shall also provide for ORDT's payment of $25,400 to settle all existing liabilities appearing on ORDT's financial statements. Any liabilities in excess of $25,400 shall be the sole responsibility of Petito;

     D. Prior to the Closing, Petito hereby covenants and agrees to utilize his best efforts to aid and assist and/or cooperate with ORDT in its implementation of a private placement of 3,000,000 authorized but unissued shares of ORDT's common stock, $.01 par value per share (the "Placement Shares"), at a purchase price of $.05 per Placement Share, generating gross proceeds of $150,000 (the "Placement"). Petito has been advised that the Placement shall be conducted under and pursuant to Rule 506 of Regulation D under the Act solely to "Accredited Investors" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act") and/or to Non-U.S. Persons as that term is defined under Regulation S under the Securities Act. The net proceeds from the Placement shall be utilized in part to: (i) fund the Settlement Agreement; and (ii) satisfy ORDT's current obligations appearing on its January 31, 2001 balance sheet;

     F. Prior to the Closing, Petito hereby covenants and agrees to execute the form written resignation of Petito as an executive officer and director of ORDT in the form annexed hereto as Exhibit "E" and hereby incorporated herein by reference and further agrees to utilize his best efforts to cause Irwin Lampert to do likewise;

     G. Simultaneously with the execution of this Agreement, Petito, in his capacity as President, director and principal stockholder of ORDT, hereby covenants and agrees to cause ORDT's Board of Directors to execute the form of Unanimous Written Consent to Action in Lieu of a Special Meeting of the Board of Directors of ORDT annexed hereto as Exhibit "F" (the "Consent"); and

     H. Prior to the Closing, Petito hereby covenants and agrees to exchange general releases with David and Harry Sackler and The Sackler Group II, Inc., which releases shall also release ORDT (the "Releases"); and

     I. In addition to the foregoing covenants, Petito hereby covenants and agrees to: (i) abide by the standstill provisions of Section 3 of this Agreement; (ii) execute and deliver the New Escrow Agreement: and (iii) execute and deliver the Authorization Letter.

5. Representations and Warranties of the Investor. By virtue of the execution of this Agreement, the Investor hereby represents and warrants to Petito as follows:

     A. The Investor has full power, right and authority to execute and perform this Agreement in the time and manner contemplated; and to exercise the Option and purchase the Shares made the subject thereof. The execution and performance of this Agreement, the exercise of the Option and the purchase of the Shares will not result in a breach of or violate the provisions of any contract or agreement to which the Investor is a party;


     B. The Investor, an "accredited investor" as that term is defined under Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Act"), can afford to bear the economic risk of his investment for an indefinite period and has no need for liquidity in this investment. The Investor's business, finance and investment experience renders him capable of evaluating the merits and risks of his investment in ORDT represented by the Shares; and his investment in ORDT represented by the grant and/or exercise of the Option and purchase of the Shares did not result from any form of general advertising or general solicitation; and

     C. The Investor will utilize his best efforts to cause ORDT to implement a lost certificate proceeding to replace the 10,000 share certificate delivered to Thomas Glendall.

6. CONDITIONS TO CLOSING

6.1 Condition to the Obligations of the Investor . The obligation of the Investor shall be subject to the satisfaction of the following condition which Petito hereby covenants to perform on or prior to the Closing:

     A. The execution and delivery to the Investor of the Agreement; and

     B. The execution and delivery to the Investor and the Old Escrowee of the Authorization Letter; and

     C. The execution and delivery to the Investor and the New Escrowee of the New Escrow Agreement; and

     D. The delivery to the New Escrowee of the Shares and Stock Powers held by the Old Escrowee; and

     E. The delivery of evidence of the filing with the Securities and Exchange Commission of ORDT's Form 10-KSB for the fiscal year ended April 30, 2001 including audited financial statements and notes thereto covering the two most recent fiscal years including income statements, balance sheets and statements of cash flow and stockholders equity; and

     F. The delivery of evidence of the filing with the Securities and Exchange Commission of ORDT's Form 10-QSB for the three months ended July 31, 2001; and

     G. The delivery to the Investor of a resignation of Irwin Lampert and Petito as an executive officers and directors of ORDT; and

     H. The execution and delivery of the Settlement Agreement;

     I. The execution and delivery of the Consent; and

     J. The execution and delivery of the Releases.

6.2 Condition to the Obligations of Petito. The obligation of Petito to execute and perform this Agreement, and to deliver the Shares at the Closing shall be subject to the satisfaction of the following condition:

     A. The execution and delivery to Petito of this Agreement by the Investor; and


     B. The execution and delivery to Petito and the New Escrowee of the New Escrow Agreement; and

     C. The Investor's exercise of the Option; and

     D. The delivery to Petito at the Closing of a certified, cashier's or bank check payable to the order of Petito in the sum of $33,458; and

     E. The delivery to Petito of the form of investment letter annexed hereto as Exhibit "G".

7. Investment Intent. The Investor has been advised and by virtue of its execution of this Agreement, hereby accepts and acknowledges that the Shares have not been registered under the Act or under any state securities law; and that in selling the Shares to the Investor, Petito will be relying upon an exemption from registration based upon the investment representations of the Investor. In this regard, the Investor represents and warrants to Petito that:
(i) he will hold the Shares until the expiration of the applicable holding period or as otherwise required or permitted by law; (ii) any sale of the Shares will be accomplished only in accordance with the Act or the rules and regulations of the Securities and Exchange Commission adopted thereunder; and
(iii) so long as the Shares remain restricted, he will be acquired the Shares for investment purposes and without a view towards the transfer or resale thereof.

8. Amendment and Binding Effect. This Agreement may not be assigned or amended except by an instrument in writing signed on behalf of each of the Parties hereto; and shall be binding upon and shall inure to the benefit of and be enforceable by the respective successors and assigns of the Parties hereof.

9. Entire Agreement. Each of the Parties hereby covenants that this Agreement is intended to and does contain and embody herein all of their respective understandings and agreements, both written and oral, with respect to this subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of said Agreement shall be in any way invalidated, empowered or affected. There are no representations or warranties other than those set forth herein.


10. Injunctive Relief. Solely by virtue of their respective execution of this Agreement and in consideration for the mutual covenants of each other, Petito and the Investor each hereby agree, consent and acknowledge that in the event Petito breaches the standstill provisions of Section 3 and/or the covenants of
Section 4 and/or the escrow provisions of Section 2 of this Agreement, the Investor will be without adequate remedy-at-law and shall, therefore, be entitled to immediately redress such material breach of this Agreement by temporary or permanent injunctive or mandatory relief obtained in an action or proceeding instituted in the United States District Court for the District of New Jersey without the necessity of proving damages and without prejudice to any other remedies which the Investor may have at law or in equity. In order to effectuate the provisions of this Section 10, Petito hereby consents to the personal jurisdiction and venue of the aforesaid court, and acknowledges and accepts that service of process outside of the City of Newark, State of New Jersey shall be the legal equivalent of personal service within the City of Newark, State of New Jersey and shall confer personal jurisdiction and venue over him on the aforesaid court.

11. Laws of the State of New Jersey. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey.

If the foregoing correctly sets forth our understanding, please sign the enclosed copy of this Agreement in the indicated space and return the same to the undersigned as soon as practicable.

Very truly yours,

/s/ James T. Patten


AGREED TO AND ACCEPTED:


/s/ Joseph Petito, Individually


Orion Diversified Technologies, Inc.


By:      /s/ Joseph Petito
         Joseph Petito, President





                                   EXHIBIT "B"

                              Letter of Instruction


Joseph Petito

                                                             39 Cornehlson Drive
                                                            Huntington, NY 11746
                                                                  (631) 549-0394

November 30, 2001

Barton Nachamie, Esq.
Todtman, Nachamie, Spizz & Johns, P.C.
425 Park Avenue, New York, NY 10022

Re: Escrow Agreement of June 21, 2001

Dear Bart:

As you know, your firm and I are parties to an escrow agreement dated June 21, 2001 (the "Agreement"). Pursuant to the Agreement, your firm is acting as escrow agent with respect to: (i) certificates representing an aggregate of 684,584 issued and outstanding shares of common stock, $.001 par value per share (the "Shares") of Orion Diversified Technologies, Inc., a publicly owned and traded New Jersey corporation with a class of securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("ORDT") owned by me; and (ii) stock powers endorsed in blank with Medallion signature guaranteed by the Dime savings Bank of New York (the "Stock Powers"). In addition to the Shares, you are holding an aggregate of 175,500 shares owned by my wife, Anita E. Petito, which shares are the subject of a separate letter of instruction. The Shares and the Stock Powers are hereinafter collectively referred to as the "Escrowed Documents".

This will serve to confirm that the transaction with the Sackler Group, Inc. Referenced in the Agreement did not close on July 12, 2001 or at any time since that date. Accordingly, the agreement entitled "Term Sheet Re: Stock Purchase Agreement dated June 21, 2001" referenced in the Agreement terminated by its terms and is no longer in force or effect. As evidence of these facts, I am enclosing a copy of the Form 8-K Current Report filed by ORDT with the Securities and Exchange Commission on August 31, 2001.

As a result of the foregoing, I hereby authorize and instruct you to deliver all of the Escrowed Documents directly to Continental Stock Transfer and Trust Company, Attention Mr. Roger Bernhammer, Vice President Battery Place, 8th Floor, New York, NY 10004 ("CST"). CST is ORDT's transfer agent and will be holding the Escrowed Documents pursuant to the terms and conditions of a new escrow agreement with the undersigned and the new buyer of the Shares.

Finally, I hereby covenant and agree to hold you and your firm harmless from any and all liability attendant upon your release of the Escrowed Document to CST.

Sincerely,


Joseph Petito


                                   EXHIBIT 'C"

                    Escrow Agreement Dated November 30, 2001


ESCROW AGREEMENT made this 30th day of November, 2001 between Joseph Petito, residing at 39 Cornehlson Drive, Huntington, New York 11746 (the "Seller"), James T. Patten with an office at P.O. Box 682, Bernardsville, NJ 07924 (the "Buyer") and Continental Stock Transfer and Trust Company, Attention Mr. Roger Bernhammer, Vice President, 17 Battery Place, 8th Floor, New York, NY 10004 (the "Escrowee"). The Seller, the Buyer and the Escrowee are sometimes collectively referred to as the "Parties".

                              W I T N E S S E T H :

WHEREAS, the Seller and the Buyer are parties to a written option, stock purchase and sale agreement dated November 30, 2001 (the "Agreement"); and

WHEREAS, the Buyer and the Seller desire to close the transaction made the subject of the Agreement by establishing an escrow arrangement with the Escrowee; and

WHEREAS, the Escrowee has agreed to act as escrow agent on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, it is agreed as follows:

1. Establishment of Escrow. By virtue of their respective execution of this agreement (the "Escrow Agreement"), the Parties hereby create the escrow made the subject of this Agreement and hereby authorizes the Escrowee to utilize, transfer and disburse the Escrowed Documents (as that term is hereinafter defined) as hereinafter provided.

2. Terms of the Escrow. The Escrowee shall hold the Escrowed Documents from the date of this Escrow Agreement until the earlier of the closing date of the Agreement (the "Closing Date") or March 31, 2002, whichever sooner occurs (the "Termination Date") in accordance with the following terms and conditions:

A. Deposit Into Escrow. Simultaneously with the execution of this Escrow Agreement, the Seller shall deliver to the Escrowee certificates representing an aggregate of 684,584 issued and outstanding shares of common stock, $.01 par value per share, of Orion Diversified Technologies, Inc., a publicly owned and traded New Jersey corporation ("ORDT") with a class of securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 owned of record by the Seller (the "Shares"). The Shares constitute an approximate 37% equity interest in ORDT as of the date of the Agreement. All certificates representing the Shares shall be accompanied by a stock power endorsed in blank with Medallion signature guaranteed, so as to allow the Escrowee to transfer the Shares pursuant to the terms hereof (the "Stock Powers"). The Shares and the Stock Powers are hereinafter collectively referred to as the "Escrowed Documents".

B. Duties of the Escrowee. The Escrowee hereby agrees to hold the Escrowed Documents in accordance with the following:

     (1) The Escrowee shall hold the Escrowed Documents until the Termination Date;

     (2) As soon as practicable after the Closing, the Buyer shall furnish the Escrowee with written notice that the Closing had transpired (the 'Closing Notice"). Upon the Escrowee's receipt of the Closing Notice, the Escrowee shall promptly deliver the Escrowed Documents to the Buyer at the address and in such names and in such denominations as shall have been enumerated in the Closing Notice;

     (3) In the event the Escrowee shall not have received the Closing Notice on or before March 31, 2002, the Escrowee shall, upon five days prior written notice to the Buyer, return the Escrowed Documents to the Seller;

     (4) Upon the Escrowee's compliance with either subparagraph (2) or (3) of this paragraph 2B., the escrowee shall Escrowee shall be automatically discharged without further action on behalf of or notice to either the Seller or the Buyer;

     (5) The Escrowee shall have no authority to vote the Shares until and unless such vote is required by law or in order to give effect to the terms and conditions of this Escrow Agreement;

     (6) So long as the Shares remain in escrow, all dividends upon such Shares shall belong to the Seller and, within five business days of receipt thereof, the Escrowee shall deliver the same directly to the Seller together with written notice to the Holder; and

     (7) So long as the Shares remain in escrow, the Seller shall have the right to vote the Shares for all purposes. In this regard, and in the event the Escrowee shall receive any communication from ORDT, it shall promptly forward the same to the Seller and shall deliver to the Seller such proxies and authorizations as are reasonably required to confirm the voting rights of the Seller during the pendency of the escrow created hereunder.

C. Notice of Default or Dispute. If the Escrowee shall received notice that a default has occurred or that a dispute has arisen between the Seller and the Buyer, the Escrowee may, at its sole discretion, notify the Seller and the Buyer and cease its activities as Escrowee and deposit any and all property or funds comprising the Escrowed Documents with the American Arbitration Association, with offices at 140 West 51st Street, New York, New York 10020. Upon the deposit or the delivery of the Escrowed Documents pursuant to this Paragraph 2C, the Escrowee shall automatically be relieved of and fully discharged from all further obligations and responsibilities hereunder. In the event the American Arbitration Association refuses to accept the Escrowed Documents, the Escrowee shall be authorized to deliver the same to a court of competent jurisdiction.

D. Indemnification. The Seller and the Buyer hereby jointly and severally agree to indemnify and hold harmless the Escrowee from and against any and all liability, cost, expense, damage, action or other charges which may be imposed upon or incurred by the Escrowee in connection with the performance of its duties hereunder (which performance shall be at no expense to the Escrowee), except with respect to any liability, costs, expenses, damages, actions or other charges incurred as a result of the Escrowee's bad faith, gross negligence or willful disregard of the provisions of this Escrow Agreement. Before being required to take any action, which in its reasonable opinion might subject it to liability or expense hereunder, the Escrowee may require that it be furnished with indemnity reasonably satisfactory to it and that amount of any such reasonable expenses be advance to it equally by the Seller and the Buyer.

E. Reliance. The Escrowee shall incur no liability for any action taken or suffered in good faith. The Escrowee may conclusively rely upon and shall be protected in action upon any notice, request, consent, instruction or other instrument believed by the Escrowee in good faith to be genuine or to be signed by or presented by the proper person, or duly authorized or properly made. The Escrowee shall not be responsible for any of the representations or agreements contained in this Escrow Agreement or for the performance of any such provisions, except the performance of Escrowee's express duties as set forth herein; and the Escrowee shall not be required to take any action other than in accordance with the terms hereof. No amendment or modification of this Escrow Agreement shall affect the rights and duties of the Escrowee without its prior written consent.

F. Escrowee's Fee. The Escrowee shall receive a flat fee of $250 and the reimbursement for necessary and accountable out-of-pocket disbursements incurred in fulfilling its obligation pursuant to this Escrow Agreement. The Seller shall be solely responsible for the Escrowee's fee and expenses.

G. Counsel. If the Escrowee is in doubt as to any action which it should take under the terms hereof, it may employ legal counsel to render an opinion on any or all questions it may have and may take action on such opinion without being liable for damages to either the Seller or the Buyer, or their legal representatives, successors and assigns. The reasonable cost of employment of counsel by the Escrowee for such opinion shall be borne equally by the Seller and the Buyer. The obligation of the Seller and the Buyer for payment of such fees and disbursements shall be joint and several. The Escrowee shall also, in such instances, be entitled to refrain from taking any action other than to keep safely the Escrowed Documents until the Escrowee shall be instructed otherwise by both the Seller and the Buyer, or by final judgement of a court of competent jurisdiction.

H. Remedies of Escrowee. The Escrowee is hereby authorized, in the event of any doubt as to the course of action it should take under this Escrow Agreement, to petition the American Arbitration Association for instructions or to interplead the Escrowed Documents with a court of competent jurisdiction. The Seller and the Buyer agree to the jurisdiction of the American Arbitration Association over their persons as well as the Escrowed Documents held by the Escrowee, waive personal service of process, and agree that service of process by certified mail, return receipt requested, to the address set forth herein shall constitute adequate notice of service hereunder and shall confer personal jurisdiction on the American Arbitration Association in New York City. In addition to the indemnity provisions of Paragraph 2D, the Buyer and the Seller hereby agree to jointly and severally indemnify and hold the Escrowee harmless from any liability or losses occasioned by the operation of this paragraph 2H and to pay any and all of its cost, expense and attorneys' fees incurred in any such arbitration proceeding or interpleader action and agree that on such petition or interpleader action that the Escrowee or its employees will be relieved of further liability. Only in the event the Escrowee commences an interpleader action hereunder, the Escrowee is hereby given a lien upon, and security interest in, the Escrowed Documents deposited pursuant to this Escrow Agreement to secure the Escrowee's rights to payment of its fees and/or reimbursement.


I. Resignation. The Escrowee may resign for any reason, upon ten (10) business days written notice to the Seller and the Buyer. Upon the expiration of such ten
(10) business day period, the Escrowee may deliver the Escrowed Documents in its possession under this Escrow Agreement to any successor Escrowee appointed by the Seller and the Buyer hereto, or if no successor Escrowee has been appointed, to the American Arbitration Association in New York City. In the event the American Arbitration Association refuses to accept the Escrowed Documents, the Escrowee shall be authorized to deliver the same to a court of competent jurisdiction. Upon either such delivery, the Escrowee shall automatically be released from any and all liability under this Escrow Agreement. Termination under this Paragraph 2I shall in no way change the terms hereof concerning the payment of fees and/or the reimbursement of expenses of the Escrowee as provided herein.

4. Representations and Warranties. In order to implement the operation of this Agreement, the Parties hereby jointly and severally represent as follows:

     a. The execution, delivery and performance of this Escrow Agreement, in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any existing agreement, indenture, or other instrument to which either of the Parties is a party or by which any such entity may be bound or affected; and

     b. Both of the Parties have full legal authority to enter into this Agreement and to perform the same in the time and manner contemplated.

5. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties hereto.

6. Waiver. At any time prior to the Termination  Date, the Parties hereto,  may:
(i) extend the time for the performance of any Party; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions contained herein. The failure of any Party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any of provision, term, condition, warranty, representation or guaranty contained herein.

7. Binding Effect. All of the terms and provisions of the Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the Parties hereto and their respective successors or heirs or estate. This Agreement shall not be assignable under any circumstances.

8. Entire Agreement. Each of the Parties hereto, covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the Parties hereby with respect to the subject matter of this Agreement and that there exists no oral agreement or understanding express or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, impaired or affected.

9. Governing Law. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New York, irrespective of the place of domicile or residence of any Party.

10. Arbitration. The parties agree that in the event of a controversy arising out of the interpretation, construction, performance or breach of the Agreement, any and all claims arising out of or relating to this Agreement shall be settled by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator, except as provided below. The decision of the arbitrator(s) will be enforceable in any court of competent jurisdiction. The Parties hereby agree and consent that service of process in any such arbitration proceeding outside the City of New York shall be tantamount to service in person within New York, New York and shall confer personal jurisdiction on the American Arbitration Association. In any dispute where a Party seeks Fifty Thousand Dollars ($50,000.00) or more in damages, three (3) arbitrators will be employed. In resolving all disputes between the Parties, the arbitrators will apply the law of the State of New York, except as may be modified by this Agreement. The arbitrators are, by this Agreement, directed to conduct the arbitration hearing no later than three (3) months from the service of the statement of claim and demand for arbitration unless good cause is shown establishing that the hearing cannot fairly and practically be so convened. The arbitrators will resolve any discovery disputes by such prehearing conferences as may be needed. The Parties agree that the arbitrators and any counsel of record to the proceeding will have the power of subpoena process as provided by law. Notwithstanding the foregoing, if a dispute arises out of or related to this Agreement, or the breach thereof, before resorting to arbitration the Parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association. The costs and fees of arbitration levied by the American Arbitration Association shall be assessed as directed by the arbitrator(s).

11. Originals. This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.

12. Addresses of the Parties. Each Party shall at all times keep the other Party informed of its principal place of business if different from that stated herein, and promptly notify the other of any change of address.

13. Notices. Any notice required or contemplated by this Agreement shall be deemed sufficiently given when delivered in person, transmitted by facsimile (if followed by a copy by mail within three (3) business days) or sent by registered or certified mail or priority overnight package delivery service to the address of the Party entitled to notice as appearing on the first page of this Agreement or at such other address as the same may designate in a notice for that purpose. All notices shall be deemed to have been made upon receipt, in the case of mail, personal delivery or facsimile, or on the next business day, in the case of priority overnight package delivery service.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

/s/    Joseph Petito

/s/   James T. Patten


Continental Stock Transfer and Trust Company as Escrowee only


By: /s/   Roger Bernhammer, Vice President



                                   EXHIBIT "D"

                          Form of Settlement Agreement


SETTLEMENT AGREEMENT (the "Agreement") made this 30th day of November, 2001 by and between Orion Diversified Technologies, Inc., a New Jersey corporation with an office at 53 West Hills Road, Huntington Station, New York 11746 (the "Company") and Joseph Petito, residing at 39 Cornehlson Drive, Huntington, New York 11746("Petito"). The Company and/or Petito are sometimes hereinafter individually referred to as a "Party" or collectively as the "Parties".

                              W I T N E S S E T H:

WHEREAS, the Company is indebted to Petito in the sum of $123,862 and comprised of $78,000 in accrued and unpaid compensation and $45,862 in advances to the Company (the "Debt"); and

WHEREAS, the Company is indebted to creditors comprising current liabilities of the Company in an indeterminate amount (the "Liabilities"); and

WHEREAS, Petito and the Company desire to settle the Debt and the Liabilities on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the receipt and adequacy of which is hereby acknowledged and accepted, the Parties hereby agree as follows:

    1.       SETTLEMENT OF THE DEBT.

     1.1 The Settlement. The Debt is hereby settled and compromised on the following terms and conditions. In lieu of full payment, Petito hereby accepts the sum of $75,000 in cash. The $75,000 shall be paid at the rate of $25,000 per month commencing on the 30th day following the date of the Closing (as that term is defined in Section 1.2 below).

     1.2 Closing. The closing of the transaction memorialized by this Agreement (the "Closing") shall take place as soon as practicable after the successful conclusion of the Company's private placement of an aggregate of 3,000,000 authorized but unissued shares of its common stock, $.01 par value per share, at a purchase price of $.05 per share, generating gross proceeds of $150,000. In no event, however, shall the Closing take place later than on the 91st day following the date of execution of this Agreement. In the event the date of the Closing shall fall on a Saturday or Sunday, the Closing shall take place on the following Monday.

     1.3 Release. Upon the payment of the last $25,000 installment, this Agreement shall be and be deemed to be the legal equivalent of a general release from Petito to the Company. Notwithstanding the foregoing, and upon the Company's final payment clearing collection, Petito hereby covenants and agrees to execute and deliver a form of general release to the Company.


2. SETTLEMENT OF THE LIABILITIES.

     2.1 The Settlement. The Liabilities is hereby settled and compromised on the following terms and conditions. In lieu of full payment, Petito shall cause or negotiate for the Liabilities to be settled for an aggregate of $25,400 in cash. The $25,400 shall be paid at the Closing.

     2.2 Assumption. Any Liabilities in excess of $25,400 shall be paid or satisfied by Petito, and Petito hereby covenants and agrees to be solely responsible therefore.

3.  MISCELLANEOUS.   The  following  provisions  shall  be  applicable  to  this
Agreement:

     3.1 Expenses. Regardless of whether or not the transaction contemplated herein is consummated, each party shall be responsible for its own share of all costs and expenses incurred in connection with this Agreement and transactions contemplated hereby.

     3.2 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     3.3 Finder's Fee. The parties hereby represent and warrant that no individual, firm or entity is entitled to any finders fee or compensation in connection with the transaction contemplated herein.

     3.4 Assignment, Successors. This Agreement shall not be assigned by either party except to an affiliate of such party and upon ten days advanced written notice to the other party and to Thomas and the Broker. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by and against the successors and assigns of the parties hereto.

     3.5 Entire Agreement. Each of the parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations or warranties other than those set forth herein.

     3.6 Laws of the State of New Jersey. This Agreement shall be deemed to have been made and delivered in and governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or resident of either Party. In the event of controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Parties hereby agree and consent to the jurisdiction and venue of the United States District Court for the District of New Jersey, and further agree and consent that personal service of process in any such action or proceeding outside of the City of Newark, State of New Jersey shall be tantamount to service in person within the City of Newark, State of New Jersey, and shall confer personal jurisdiction and venue upon the said court.

     3.7 Originals. This Agreement may be executed in counterparts, each of which so executed shall be deemed an original and constitute one of the same Agreement.

     3.8 Address of Parties. Each Party shall at all times keep the other informed of his or its principal place of business if different from that stated herein, and shall promptly notify the other Party of any change, giving the address of the new principal place of business.

     3.9 Notices. All notices that are required to be or may be sent pursuant to the provisions of this Agreement shall be sent by certified mail, return receipt requested, or by overnight package delivery service to each of the parties at the address appearing herein, and shall count from the date of mailing or the date after the date of the airbill.

     3.10 Modification and Waiver. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality of this Agreement. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature or kind.

IN WITNESS WHEREOF, the Parties have executed this Agreement the date and year first above written.

Orion Diversified Technologies, Inc.


By: /s/ Irwin Lampert, Authorized Signatory


     /s/  Joseph Petito, Individually



                                   EXHIBIT "E"

                         Form of Letters of Resignation




                                  Irwin Lampert
                               561 Foxworth Court
                             Boynton Beach, FL 33437



November 30, 2001


Board of Directors
Orion Diversified Technologies, Inc.
53 West Hills Road
Huntington Station, New York 11746

Gentlemen:

Effective immediately, I hereby resign as an executive officer and director of Orion Diversified Technologies, Inc., a New Jersey corporation (the "Company). Please be advised that my resignation is prompted solely by personal reasons and not as a result of a disagreement with the Company concerning any matter of the Company's operations, policies or practices, financial statement disclosure or Federal or state disclosure policies or practices.

Very truly yours,


/s/ Irwin Lampert


                                  Joseph Petito
                               39 Cornehlson Drive
                           Huntington, New York 11746

November 30, 2001


Board of Directors
Orion Diversified Technologies, Inc.
53 West Hills Road
Huntington Station, New York 11746

Gentlemen:

Effective immediately, I hereby resign as an executive officer and director of Orion Diversified Technologies, Inc., a New Jersey corporation (the "Company). Please be advised that my resignation is prompted solely by personal reasons and not as a result of a disagreement with the Company concerning any matter of the Company's operations, policies or practices, financial statement disclosure or Federal or state disclosure policies or practices.

Very truly yours,


/s/ Joseph Petito




                                   EXHIBIT "F"

               Form of Unanimous Consent of the Board of Directors



                            UNANIMOUS WRITTEN CONSENT

                              IN LIEU OF A MEETING

                                     OF THE

                               BOARD OF DIRECTORS

                                       OF

                      ORION DIVERSIFIED TECHNOLOGIES, INC.

The undersigned, constituting the sole members of the Board of Directors of Orion Diversified Technologies, Inc., a New Jersey corporation (the "Corporation"), acting without a meeting pursuant to the authority granted by
Section 14A:6-7 of the New Jersey Business Corporation Act, do hereby unanimously consent to the adoption of the following resolutions in lieu of a meeting of the Board of Directors of the Corporation:

RESOLVED, that after full consideration and due deliberation, the form of Settlement Agreement between the Corporation and Joseph Petito annexed to this Consent be, and the same hereby is in all respects ratified, approved and adopted as being in the best interests of the Corporation and its stockholders; and it was

FURTHER RESOLVED, that after full consideration and due deliberation, the Board of Directors of the Corporation deems it to be in the best interests of the Corporation and its stockholders for the Corporation to conduct an offering of authorized but unissued shares of the Corporation's Common Stock, $.001 par value per share (the "Reg D Shares"), for the purpose of capital formation to fund the reorganization of the Corporation (the "Offering") and in connection therewith to prepare a disclosure document in conformity with the requirements of Rule 506 of Regulation D (the "Memorandum") under the Securities Act of 1933, as amended (the "Act") with respect to the offer and sale of an aggregate of 3,000,000 restricted (unregistered) Reg D Shares at an offering price of $.05 per Reg D Share; and the President or a Vice-President of the Corporation be, and each of them hereby is, authorized, empowered and directed to execute the Memorandum and/or any and all tangential documents required in connection therewith in the name and on behalf of the Corporation, in substantially such form, with such changes therein and modifications thereof as counsel for the Corporation or such officer by his execution and delivery thereof shall approve, and to file such Memorandum, together with such forms as shall be necessary and proper with the New Jersey Bureau of Securities and the New York State Department of Law and the appropriate office of such other states as the Board of Directors shall deem reasonable and necessary; and it was

FURTHER RESOLVED, the President or Vice-President of the Corporation acting on the advice of its general corporate and securities counsel, with full power and authority to act be, and each of them hereby is, authorized, empowered and directed to negotiate the terms and conditions of the Units, to prepare, or cause to be prepared, such amendment or amendments to the Memorandum, financial statements and exhibits, as they may deem necessary or advisable, or as may be required, to execute the same, and, when so executed and signed by the requisite number of directors, to file the same with the any applicable regulatory agency or body having jurisdiction there over, and it was

FURTHER RESOLVED, that in respect to each of the shares of authorized and unissued Common Stock, $.01 par value per share as described, be credited to the "Common Stock" account of the Corporation and the difference between the par value of each said security and the proceeds per share to be received from the Offering, after deducting all applicable expenses, be credited to the "Capital in excess of Par Value" account of the Corporation; and it was

FURTHER RESOLVED, that the appropriate officers of the Corporation, and each of them individually be, and they hereby are, authorized, empowered and directed in the name and on behalf of the Corporation, and with the advice of counsel, to take any and all action which said officers or officer, in their or his discretion, may deem necessary or advisable in order to obtain a permit, to register or qualify the securities of the Corporation as may be covered by the Memorandum in the aforementioned resolutions, for issuance and sale under the Blue Sky or securities laws of any of the States of the United States and of the provinces of Canada, or to request an exemption from registration of such securities; to take any and all action which they or he, in their or his discretion, and with the advice of counsel may deem necessary or desirable in order to qualify the Corporation as a dealer or broker in any such States or provinces; and in connection with such registrations, permits, licenses, qualifications and exemptions, to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, powers of attorney, consents to service of process, and other papers and instruments, under the corporate seal of the Corporation or otherwise, as may be required by the laws of any such States and provinces or as may be deemed by such officer to be useful or advisable to be filed thereunder; and to take any and all further action which they may deem necessary or desirable in order to maintain such registrations and qualifications for as long as they or he deems to be in the best interests of the Corporation and in order to cancel such registrations and qualifications for as long as they or he deems to be in the best interests of the Corporation and in order to cancel such registrations and qualifications when deemed advisable; and it was


FURTHER RESOLVED, that this Board of Directors hereby adopts the form of any and all resolutions required by the State or providence in connection with any applications, reports, issuer's covenants, irrevocable consents to service of process, powers of attorney and other papers and instruments, as enumerated in the proceeding resolution: (1) in the opinion of the officer of the Corporation so acting the adoption of such resolutions is necessary or advisable; and (2) the Secretary of the Corporation evidences such adoption by filing with the minutes of this meeting copies of such resolutions, which shall thereupon be deemed to be adopted by the shareholders and this Board and incorporated in the minutes as part of this resolution and with the same force and effect as if presented in terms to this meeting; and it was

FURTHER RESOLVED, that Joseph Petito hereby resigns as a director of the Corporation and Irwin Pearl is hereby elected to fill the vacancy created by the resignation of Mr. Petito to serve until the next annual meeting of the stockholders of the Corporation or until his successor is duly elected; and it was

FURTHER RESOLVED, that Irwin Lampert hereby resigns as a director of the Corporation and Thomas F. Regan is hereby elected to fill the vacancy created by the resignation of Mr. Lampert to serve until the next annual meeting of the stockholders of the Corporation or until his successor is duly elected; and it was

FURTHER RESOLVED, that a qualified individual to be selected by Messrs. Pearl and Ryan is hereby duly nominated and elected as a director of the Corporation to serve until the next annual meeting of the stockholders of the Corporation or until his successor is duly elected; and it was

FURTHER RESOLVED, that Irwin Pearl is hereby duly nominated and elected as President of the Corporation to serve until the next annual meeting of the directors of the Corporation or until his successor is duly elected; and it was

FURTHER RESOLVED, that Thomas F. Regan is hereby duly nominated and elected as Secretary of the Corporation to serve until the next annual meeting of the directors of the Corporation or until his successor is duly elected; and it was

FURTHER RESOLVED, that the firm of Bloom & Co., LLP, Certified Public Accountants be, and the same is hereby appointed and retained by the Corporation as independent auditors to examine the financial statements of the Corporation for the fiscal year ended April 30, 2001, and to prepare reviewed financial statements for such interim period as shall be required for compliance with the Federal securities laws and for inclusion in the Memorandum; and it was


FURTHER RESOLVED, that proper officers of the Corporation be, and they hereby are, authorized, empowered and directed in the name and on behalf of the Corporation and under its corporate seal and otherwise and with or without the advice of counsel, to take any and all such action, to execute and deliver any and all such documents in accordance with the terms and conditions as described to this Board, and to be determined by such officers to be in the best interests of this Corporation, such determination being conclusively established by the execution and delivery of such documents by such officers, and to execute and deliver such additional documents and make such additional alterations and modifications as are necessary and desirable to carry out and give effect to these resolutions.

IN WITNESS WHEREOF, the undersigned have caused this Written Consent to be executed as of the 29th day of November, 2001.


                                                 /s/  Joseph Petito


                                                 /s/   Irwin Lampert




                                   EXHIBIT "G"

                            Form of Investment Letter





November 30, 2001

Mr. Joseph Petito
39 Cornehlson Drive
 Huntington, New York 11746

Dear Mr. Petito:

In connection  with the possible  acquisition  by the  undersigned  of shares of common stock, $.001 par value per share (the "Shares"), of Orion Diversified Technologies, Inc., a publicly owned and traded New Jersey corporation (the "Company"), upon the undersigned's exercise of an option to purchase the Shares (the "Option"), the undersigned for himself and his heirs, representatives, executors, administrators, successors and assigns (collectively the "Undersigned"), hereby represents, warrants and agrees with the Company as follows with respect to the Shares:


A. The Undersigned is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Option to purchase the Shares. In the event the undersigned exercises the Option, the Undersigned will be acquiring the Shares for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act");

B. The Undersigned understands that the Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Undersigned's investment intent. In this connection, the Undersigned understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the underlying representations were predicated solely upon a present intention to hold the Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future;

C. The Undersigned further understands that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the Undersigned understands that the Company is under no obligation to register the Shares. In addition, the Undersigned understands that the certificate(s) evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel for the Company; and that the records of the Company's stock transfer agent will also be marked with appropriate "stop transfer" orders;


D. The Undersigned is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment within the meaning of Rule 144, for the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction"(as such term is defined in Rule 144) or in transactions directly with a market Seller (as such term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated in Rule 144, if applicable;

E. The Undersigned further understands that at the time the Undersigned wishes to sell any Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Undersigned would be precluded from publicly selling the Shares under Rule 144 even if the applicable minimum holding period is satisfied.

F. The Undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, and the Undersigned wishes to sell the Shares, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Very truly yours,


James T. Patten